UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2005

                                CONCENTRAX, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                        000-32459              65-0887846
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)


                          2400 Augusta Place, Suite 425
                              Houston, Texas 77057
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (888) 340-9715

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 4.01 Changes in Registrant's Certifying Accountant.

     On June 28, 2005, Concentrax, Inc. (the "Company") terminated its relationship with Malone & Bailey, P.C. ("Malone & Bailey") as the Company's independent registered public accountants. The decision to change accountants was recommended and approved by the Company's Board of Directors.

     During the two fiscal years ended December 31, 2003 and 2002, and through June 28, 2005, (i) there were no disagreements between the Company and Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Malone & Bailey would have caused Malone & Bailey to make reference to the matter in its reports on the Company's financial statements,
(ii) Malone & Bailey's reports on the Company's financial statements were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern, and (iii) other than (ii) above, Malone & Bailey's reports on the Company's financial statements otherwise did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2003 and 2002 and through June 28, 2005, there were no reportable events as the term described in
Item 304(a)(1)(iv) of Regulation S-B.

     On July 5, 2005, the Company provided Malone & Bailey with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Malone & Bailey furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits:

Exhibit
Number                          Description
--------- ----------------------------------------------------------------------
16.1      Letter from Malone & Bailey, P.C. on change in certifying accountant



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CONCENTRAX, INC.


 Dated:    July 6, 2005                       By: /s/ Steven H. Grant
                                                  ---------------------
                                              Steven H. Grant
                                              Chief Financial Officer



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